Exhibit 99.2

SUPPLEMENTAL INFORMATION      ||     PERIOD ENDED JUNE 30, 2021

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of June 30, 2021, the Company’s portfolio consisted of interests in 172 properties totaling approximately 24.9 million square feet of gross leasable area, including 147 wholly owned properties totaling approximately 23.0 million square feet of GLA across 39 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 25 properties totaling approximately 1.9 million square feet of GLA across 13 states that are owned in unconsolidated entities (the “Unconsolidated Properties”).

Background

The Company commenced operations on July 7, 2015 following a rights offering to the shareholders of Sears Holding Corporation (“Sears Holdings” or “Sears”) to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of certain of Sears Holdings’ owned properties and its 50% interests in three joint ventures which were simultaneously leased back to Sears Holdings under a master lease agreement (the “Original Master Lease”).

As of June 30, 2021, the Company did not have any remaining properties leased to Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc., or Sears Holdings after giving effect to the pending termination of the remaining five Wholly Owned Properties, which were completed on March 15, 2021.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

COVID-19 Pandemic

The Coronavirus (“COVID-19”) pandemic has caused and continues cause significant impacts on the real estate industry in the United States, including the Company’s properties.

As of June 30, 2021, the Company had collected 96% of rental income for the three months ended June 30, 2021 and agreed to defer an additional 2%.  While the Company intends to enforce its contractual rights under its leases, there can be no assurance that tenants will meet their future obligations or that additional rental modification agreements will not be necessary.

As a result of the development, fluidity and uncertainty surrounding this situation, the Company expects that these conditions will change, potentially significantly, in future periods and results for the three months ended June 30, 2021 may not be indicative of the impact of the COVID-19 pandemic on the Company’s business for future periods.  As such, the Company cannot reasonably estimate the impact of COVID-19 on its financial condition, results of operations or cash flows over the foreseeable future.

i

Supplemental Financial Information

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED JUNE 30, 2021

ii

Supplemental Financial Information

Summary Information

June 30, 2021

(in thousands, except per share and PSF amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
Financial Results	2021	2020	2021	2020
Net loss attributable to Seritage common shareholders (page 3)	$(74,065)	$(1,153)	$(83,010)	$(23,042)
Total NOI (page 5)	7,553	7,285	16,986	23,132
FFO (page 6)	(33,911)	(27,387)	(52,655)	(44,944)
Company FFO (page 6)	$(29,305)	$(27,150)	$(51,296)	$(45,591)
Net loss per diluted share attributable to Seritage common shareholders (page 3)	$(1.73)	$(0.03)	$(2.02)	$(0.61)
FFO per diluted share (page 6)	(0.61)	(0.49)	(0.94)	(0.80)
Company FFO per diluted share (page 6)	$(0.52)	$(0.49)	$(0.92)	$(0.82)
Wtd. avg. diluted shares - EPS	42,772	38,634	41,134	37,933
Wtd. avg diluted shares - FFO/share	55,963	55,889	55,936	55,849
Stock trading price range	$14.64 to $19.43	$6.67 to $21.24	$13.86 to $23.22	$6.49 to $40.50

			As of	As of
Financial Ratios (page 4)			June 30, 2021	December 31, 2020
Total debt to total market capitalization			59.3%	64.2%
Net debt to total real estate investments			60.6%	56.2%

			As of	As of
Property Data (page 9)			June 30, 2021	December 31, 2020
Number of properties			172	183
Gross leasable area (total / at share)			26,921 / 24,882	28,509 / 26,470
Percentage leased (total / at share)			28.5% / 28.2%	32.6% / 32.4%

	As of June 30, 2021
		% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified, non-Sears leases	92,334	74.1%	16.30
SNO in-place diversified, non-Sears leases	32,339	25.9%	23.97
Total	$124,673	100.0%	$17.77

	As of June 30, 2020
		% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases	$97,393	55.9%	$14.94
SNO diversified leases	71,692	41.2%	21.33
Sears/Kmart	5,138	2.9%	7.05
Total	$174,223	100.0%	$16.43

Supplemental Financial Information

Condensed Consolidated Balance Sheets (unaudited)

June 30, 2021

(in thousands, except share and per share amounts)

	June 30, 2021	December 31, 2020
ASSETS
Investment in real estate
Land	$525,441	$592,770
Buildings and improvements	1,019,293	1,107,532
Accumulated depreciation	(152,340)	(142,206)
	1,392,394	1,558,096
Construction in progress	353,178	352,776
Net investment in real estate	1,745,572	1,910,872
Real estate held for sale	30,923	1,864
Investment in unconsolidated entities	468,269	457,033
Cash and cash equivalents	140,058	143,728
Restricted cash	7,150	6,526
Tenant and other receivables, net	31,192	46,570
Lease intangible assets, net	16,840	18,595
Prepaid expenses, deferred expenses and other assets, net	62,529	63,755
Total assets	$2,502,533	$2,648,943

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term Loan Facility, net	$1,599,121	$1,598,909
Sales-leaseback financing obligations	20,608	20,425
Accounts payable, accrued expenses and other liabilities	107,915	146,882
Total liabilities	1,727,644	1,766,216

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 42,795,267 and 38,896,428 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	428	389
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of June 30, 2021 and December 31, 2020; liquidation preference of $70,000	28	28
Additional paid-in capital	1,230,009	1,177,260
Accumulated deficit	(611,647)	(528,637)
Total shareholders' equity	618,818	649,040
Non-controlling interests	156,071	233,687
Total equity	774,889	882,727
Total liabilities and shareholders' equity	$2,502,533	$2,648,943

Supplemental Financial Information

Condensed Consolidated Statements of Operations (unaudited)

June 30, 2021

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
REVENUE
Rental income	$27,595	$21,648	$58,741	$54,758
Management and other fee income	279	171	414	378
Total revenue	27,874	21,819	59,155	55,136
EXPENSES
Property operating	11,286	8,697	21,929	18,998
Real estate taxes	9,061	9,384	19,216	18,609
Depreciation and amortization	13,328	23,702	26,470	57,799
General and administrative	11,990	8,644	23,222	18,064
Total expenses	45,665	50,427	90,837	113,470

Gain on sale of real estate, net	18,097	53,877	42,305	74,665
Impairment of real estate assets	(64,539)	(1,813)	(66,239)	(1,813)
Equity in loss of unconsolidated entities	(2,327)	(1,322)	(3,489)	(2,216)
Interest and other income	530	141	8,154	474
Interest expense	(28,976)	(22,145)	(55,126)	(43,658)
Income / (loss) before taxes	(95,006)	130	(106,077)	(30,882)
Benefit (provision) for taxes	(298)	(26)	(160)	11
Net income / (loss)	(95,304)	104	(106,237)	(30,871)
Net income / (loss) attributable to non-controlling interests	22,464	(32)	25,677	10,279
Net income / (loss) attributable to Seritage	$(72,840)	$72	$(80,560)	$(20,592)
Preferred dividends	(1,225)	(1,225)	(2,450)	(2,450)
Net loss attributable to Seritage common shareholders	$(74,065)	$(1,153)	$(83,010)	$(23,042)

Net loss per share attributable to Seritage Class A common shareholders - Basic	$(1.73)	$(0.03)	$(2.02)	$(0.61)
Net loss per share attributable to Seritage Class A common shareholders - Diluted	$(1.73)	$(0.03)	$(2.02)	$(0.61)
Weighted average Class A common shares outstanding - Basic	42,772	38,634	41,134	37,933
Weighted average Class A common shares outstanding - Diluted	42,772	38,634	41,134	37,933

Supplemental Financial Information

Market Capitalization and Financial Ratios

June 30, 2021

(in thousands, except per share amounts)

	As of	As of
Equity Market Capitalization	June 30, 2021	December 31, 2020
Class A common shares outstanding	42,795	38,896
OP units outstanding	13,191	17,003
Total shares & units outstanding	55,986	55,899
Share Price	$18.40	$14.68
Equity market capitalization	$1,030,148	$820,602

Total Market Capitalization
Equity market capitalization	$1,030,148	$820,602
Preferred equity	70,000	70,000
Total debt	1,600,000	1,600,000
Total market capitalization	$2,700,148	$2,490,602

Financial Ratios
Total debt to total market capitalization	59.3%	64.2%

Total debt	$1,600,000	$1,600,000
Cash and cash equivalents	(147,208)	(150,254)
Net Debt	$1,452,792	$1,449,746

Gross real estate investments	$1,927,782	$2,123,760
Investment in unconsolidated joint ventures	468,269	457,003
Total real estate investments	$2,396,051	$2,580,793

Net debt to total real estate investments	60.6%	56.2%

Supplemental Financial Information

Total Net Operating Income

June 30, 2021

(in thousands)

	Three Months Ended		Six Months Ended June 30,
NOI and Total NOI	June 30, 2021	June 30, 2020	2021	2020
Net income / (loss)	$(95,304)	$104	$(106,237)	$(30,871)
Termination fee income	—	—	(2,611)	(990)
Management and other fee income	(279)	(171)	(414)	(378)
Depreciation and amortization	13,328	23,702	26,470	57,799
General and administrative expenses	11,990	8,644	23,222	18,064
Equity in loss of unconsolidated entities	2,327	1,322	3,489	2,216
Gain on sale of real estate	(18,097)	(53,877)	(42,305)	(74,665)
Impairment of real estate assets	64,539	1,813	66,239	1,813
Interest and other income	(530)	(141)	(8,154)	(474)
Interest expense	28,976	22,145	55,126	43,658
Provision (benefit) for income taxes	298	26	160	(11)
Straight-line rent	(1,238)	2,694	(1,028)	5,395
Above/below market rental income/expense	102	(39)	63	(136)
NOI	$6,112	$6,222	$14,020	$21,420
Unconsolidated entities
NOI of unconsolidated entities	1,646	1,514	4,083	2,816
Straight-line rent	(168)	(100)	(304)	(271)
Above/below market rental income/expense	(29)	(58)	(62)	(540)
Termination fee income	(9)	(293)	(751)	(293)
Total NOI	$7,553	$7,285	$16,986	$23,132

Supplemental Financial Information

Funds from Operations and Company FFO

June 30, 2021

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
FFO and Company FFO	June 30, 2021	June 30, 2020	2021	2020
Net income / (loss)	$(95,304)	$104	$(106,237)	$(30,871)
Real estate depreciation and amortization (consolidated properties)	12,959	23,201	25,715	56,788
Real estate depreciation and amortization (unconsolidated entities)	3,217	2,597	6,383	4,441
Gain on sale of real estate	(18,097)	(53,877)	(42,305)	(74,665)
Impairment of real estate assets	64,539	1,813	66,239	1,813
Dividends on preferred shares	(1,225)	(1,225)	(2,450)	(2,450)
FFO attributable to common shareholders and unitholders	$(33,911)	$(27,387)	$(52,655)	$(44,944)
Termination fee income	—	—	(2,611)	(990)
Termination fee income (unconsolidated entities)	(9)	(293)	(751)	(293)
Amortization of deferred financing costs	106	105	212	211
Severance and restructuring costs	2,196	425	2,196	425
Mortgage recording costs	2,313	—	2,313	—
Company FFO attributable to common shareholders and unitholders	$(29,305)	$(27,150)	$(51,296)	$(45,591)

FFO per diluted common share and unit	$(0.61)	$(0.49)	$(0.94)	$(0.80)
Company FFO per diluted common share and unit	$(0.52)	$(0.49)	$(0.92)	$(0.82)

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	42,772	38,634	41,134	37,933
Weighted average OP units outstanding	13,191	17,255	14,802	17,916
Weighted average common shares and units outstanding	55,963	55,889	55,936	55,849

Supplemental Financial Information

Additional Information

June 30, 2021

(in thousands)

	As of	As of
Debt Summary	June 30, 2021	December 31, 2020
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	June 30, 2021	December 31, 2020
Deferred expenses	$21,679	$22,972
Right of Use Asset	17,381	18,849
Other assets	10,147	9,412
Prepaid insurance	3,321	5,143
FF&E	2,694	2,870
Other prepaid expenses	6,115	4,065
Prepaid real estate taxes	1,192	444
Total prepaid expenses, deferred expenses and other assets	$62,529	$63,755

Supplemental Financial Information

Additional Information (cont’d)

June 30, 2021

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
Rental Revenue Detail	2021	2020	2021	2020
Revenue
Rental income	$23,567	$17,300	45,105	41,574
Tenant reimbursements	4,028	4,348	11,025	12,194
Termination income	—	—	2,611	990
Total	$27,595	$21,648	$58,741	$54,758

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$1,238	$(2,694)	$1,028	$(5,395)
Joint ventures	168	100	304	271
Total	$1,406	$(2,594)	$1,332	$(5,124)

Net amortization of above/below market rental income/expense
Wholly-owned	$(102)	$39	$(63)	$136
Joint ventures	29	58	62	540
Total	$(73)	$97	$(1)	$676

Amortization of deferred financing costs	$(106)	$(105)	$(212)	$(211)
Share-based compensation expense	(42)	(626)	(953)	(1,805)

Property Information

Portfolio Overview

June 30, 2021

(in thousands, except PSF amounts)

The following table provides a summary of the Company’s portfolio as of June 30, 2021, including Unconsolidated Properties presented at the Company’s proportional share:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Properties	Total
Number of properties	147	25	172

Total GLA (000s)	22,953	3,968	26,921
At share	22,953	1,930	24,882

Leased GLA (000s)	6,412	1,269	7,681
At share	6,412	601	7,013

Percentage leased	27.9%	32.0%	28.5%
At share	27.9%	31.1%	28.2%

SNO Lease Summary

The table below provides a reconciliation of SNO leases from March 31, 2021 to June 30, 2021, including unconsolidated entities at the Company’s proportional share:

	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of March 31, 2021	91	1,562	$36,277	$23.22
Opened	(7)	(44)	(1,251)	28.43
Sold / Contributed to JVs / terminated	(7)	(196)	(3,467)	17.69
Signed	6	27	780	28.89
As of June 30, 2021	83	1,349	$32,339	$23.97

Tenant Overview

The following table provides a summary of annual base rent for the portfolio as of June 30, 2021, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Leased	% of Total	Annual Base	% of
Tenant	Leases	GLA	Leased GLA	Rent ("ABR")	Total ABR	ABR PSF
In-place diversified leases	244	5,665	80.8%	$92,334	74.1%	$16.30
SNO diversified leases (1)	83	1,349	19.2%	32,339	25.9%	23.97
Total diversified leases	327	7,014	100.0%	$124,673	100.0%	$17.77
(1)	SNO = Signed not yet opened leases

Property Information

Portfolio Overview (cont’d)

June 30, 2021

(in thousands)

Top Tenants

The following table lists the top tenants in the portfolio as of June 30, 2021, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Annual Base	% of
Tenant	Leases	Rent ("ABR")	Total ABR	Concepts/Brands
Dick's Sporting Goods	12	$12,512	10.0%
Dave & Buster's	10	8,355	6.7%
Round One Entertainment	8	7,225	5.8%
Cinemark	4	4,916	3.9%
Nordstrom Rack	6	4,676	3.8%
Burlington Stores	9	4,421	3.5%
At Home	7	4,231	3.4%
Ross Dress For Less	12	3,924	3.1%	Ross Dress for Less, dd's Discounts
Primark	3	3,169	2.5%
AMC	2	2,803	2.2%
Bed Bath & Beyond	6	2,489	2.0%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, andThat!
BJ's Wholesale Club	2	2,422	1.9%
TJX	9	2,356	1.9%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Vasa Fitness	3	1,866	1.5%
24 Hour Fitness	2	1,791	1.4%
Floor & Décor	2	1,691	1.4%
Mercado del Rio	1	1,535	1.2%
Pinstripes	1	1,482	1.2%
Whole Foods	2	1,258	1.0%

Property Information

Portfolio Overview (cont’d)

June 30, 2021

(in thousands, except PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio as of June 30, 2021, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
Florida	21	$24,715	19.8%	$25.41
California	31	15,927	12.8%	20.38
New York	10	10,070	8.1%	22.41
New Jersey	4	7,939	6.4%	24.23
Virginia	5	6,354	5.1%	21.47
Pennsylvania	2	4,808	3.9%	27.55
Texas	12	4,736	3.8%	11.50
Illinois	7	4,638	3.7%	13.09
Wisconsin	2	4,082	3.3%	16.20
Massachusetts	3	3,460	2.8%	26.74
Total Top 10	97	$86,731	69.6%	$20.90
Other (1)	75	37,942	30.4%	13.25
Total	172	$124,673	100.0%	$17.78

(1) Includes 29 states & Puerto Rico

Property Information

Unconsolidated Properties

June 30, 2021

Brookfield Retail Partners (formerly GGP, Inc.)

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,800	39.8%
2	Coastland Center	Naples	FL	GGP II JV	33,700	100.0%
3	Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	73.1%
4	Sooner Mall	Norman	OK	GGP I JV	33,400	0.0%
5	Stonebriar Centre	Frisco	TX	GGP I JV	81,500	0.0%
6	Alderwood	Lynnwood	WA	GGP I JV	50,000	49.3%
7	Natick Collection	Natick	MA	GGP I JV	95,400	46.4%

(1)	Based on signed leases as of June 30, 2021; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Property Group

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	0.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	0.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	0.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	0.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	0.0%

(1)	Based on signed leases as of June 30, 2021; GLA presented at the Company's proportional share.

Macerich

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	69,700	53.1%
2	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	0.0%
3	Vintage Faire Mall	Modesto	CA	Macerich JV	60,200	66.8%
4	Danbury Fair	Danbury	CT	Macerich JV	89,300	39.3%
5	Deptford Mall	Deptford	NJ	Macerich JV	95,900	77.8%
6	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	48.0%
7	Washington Square Mall	Portland	OR	Macerich JV	110,000	0.0%

(1)	Based on signed leases as of June 30, 2021; GLA presented at the Company's proportional share.

Property Information

Unconsolidated Properties (cont’d)

June 30, 2021

Invesco Real Estate

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	302 Colorado Ave	Santa Monica	CA	Mark 302 JV	51,500	0.0%
2	4575 La Jolla Village Dr	San Diego	CA	UTC JV	113,100	19.9%

(1)	Based on signed leases as of June 30, 2021; GLA presented at the Company's proportional share.

Other

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,800	70.2%
2	126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,127	61.3%
3	12625 North Interstate Highway 35	Austin	TX	Tech Ridge JV	—	0.0%
4	20700 South Avalon Boulevard	Carson	CA	Carson Investment	36,400	60.2%

(1)	Based on signed leases as of June 30, 2021; GLA presented at the Company's proportional share.

Property Information

Wholly Owned Properties

June 30, 2021

Wholly Owned Properties
			GLA (3)
	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (3)
1	Anchorage	AK	158,500	134,000	24,500	Guitar Center, Nordstrom Rack, Planet Fitness, Safeway	84.5%
2	North Little Rock	AR	177,100	13,000	164,100	Aspen Dental, Longhorn Steakhouse	7.3%
3	Glendale	AZ	125,000	—	125,000	n/a	0.0%
4	Mesa	AZ	121,900	16,800	105,100	Carvana	13.8%
5	Phoenix	AZ	151,200	151,200	—	At Home	100.0%
6	Phoenix	AZ	144,200	—	144,200	n/a	0.0%
7	Sierra Vista	AZ	94,700	—	94,700	n/a	0.0%
8	Tucson	AZ	218,800	50,600	168,200	Round One Entertainment	23.1%
9	Yuma	AZ	90,400	—	90,400	n/a	0.0%
10	Big Bear Lake	CA	80,000	4,000	76,000	Subway, Wells Fargo Bank	5.0%
11	Chula Vista	CA	250,100	—	250,100	n/a	0.0%
12	Citrus Heights	CA	289,500	—	289,500	n/a	0.0%
13	El Cajon	CA	244,900	184,400	60,500	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage	75.3%
14	El Centro	CA	139,700	—	139,700	n/a	0.0%
15	Fairfield	CA	150,000	32,000	118,000	Dave & Busters	21.3%
16	Florin	CA	272,700	—	272,700	n/a	0.0%
17	Fresno	CA	216,600	43,400	173,200	Ross Dress for Less, dd's Discounts	20.0%
18	Merced	CA	92,600	—	92,600	n/a	0.0%
19	Montclair	CA	174,700	—	174,700	n/a	0.0%
20	Palm Desert	CA	136,500	—	136,500	n/a	0.0%
21	Ramona	CA	107,500	14,700	92,800	Dollar Tree	13.7%
22	Riverside	CA	214,200	12,200	202,000	Bank of America	5.7%
23	Riverside	CA	132,600	38,100	94,500	Jack in the Box, Stater Brothers	28.7%
24	Roseville	CA	125,800	109,500	16,300	AAA, Cinemark, Round One Entertainment	87.0%
25	Salinas	CA	133,000	32,200	100,800	Burlington	24.2%
26	San Bernardino	CA	264,700	—	264,700	n/a	0.0%
27	San Bruno	CA	276,600	—	276,600	n/a	0.0%
28	San Jose	CA	262,500	—	262,500	n/a	0.0%
29	Santa Maria	CA	108,600	—	108,600	n/a	0.0%
30	Temecula	CA	120,100	112,800	7,300	Round One Entertainment, Dick's Sporting Goods	93.9%
31	Thousand Oaks	CA	161,400	113,700	47,700	Dave & Busters, DSW, Nordstrom Rack	70.4%
32	Ventura	CA	178,600	—	178,600	n/a	0.0%
33	West Covina	CA	142,000	—	142,000	n/a	0.0%
34	Westminster	CA	197,900	—	197,900	n/a	0.0%
35	Lakewood	CO	153,000	—	153,000	n/a	0.0%
36	Thornton	CO	203,100	61,700	141,400	Vasa Fitness	30.4%

Property Information

Wholly Owned Properties (cont’d)

June 30, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (3)
37	Waterford	CT	149,200	—	149,200	n/a	0.0%
38	Rehoboth Beach	DE	102,100	75,900	26,200	andThat!, PetSmart, Aldi	74.3%
39	Aventura	FL	215,400	111,100	104,300	Pinstripes, Industrious	51.6%
40	Boca Raton	FL	178,500	4,200	174,300	Washington Mutual	2.4%
41	Bradenton	FL	82,900	49,900	33,000	Target	60.2%
42	Clearwater	FL	211,200	75,500	135,700	Whole Foods, Nordstrom Rack	35.7%
43	Doral	FL	212,900	—	212,900	n/a	0.0%
44	Ft. Myers	FL	146,800	—	146,800	n/a	0.0%
45	Hialeah	FL	145,200	16,500	128,700	Five Below, Panera Bread	11.4%
46	Hialeah (2)	FL	106,300	106,300	—	Aldi, Bed Bath & Beyond, Ross Dress for Less, dd’s Discounts	100.0%
47	Lakeland	FL	156,200	—	156,200	n/a	0.0%
48	Miami	FL	170,100	—	170,100	n/a	0.0%
49	North Miami	FL	129,400	129,400	—	Aldi, Burlington Stores, Ross Dress for Less, Michaels Stores	100.0%
50	Ocala	FL	146,200	—	146,200	n/a	0.0%
51	Orlando	FL	118,400	96,700	21,700	Floor & Décor	81.7%
52	Panama City	FL	139,300	—	139,300	n/a	0.0%
53	Pensacola	FL	106,100	106,100	—	BJ's Wholesale Club, Bubba's 33	100.0%
54	Plantation	FL	184,400	76,700	107,700	GameTime, Powerhouse Gym	41.6%
55	Sarasota	FL	212,400	—	212,400	n/a	0.0%
56	St. Petersburg	FL	113,800	—	113,800	n/a	0.0%
57	St. Petersburg	FL	141,600	141,600	—	Dick's Sporting Goods, Five Below, PetSmart	100.0%
58	Honolulu	HI	76,100	76,100	—	Long's Drugs (CVS), Ross Dress for Less, PetSmart	100.0%
59	Cedar Rapids	IA	146,000	—	146,000	n/a	0.0%
60	Charles City	IA	96,600	—	96,600	n/a	0.0%
61	Webster City	IA	40,800	—	40,800	n/a	0.0%
62	Chicago	IL	120,700	17,200	103,500	n/a	14.3%
63	Joliet	IL	204,600	—	204,600	n/a	0.0%
64	Lombard	IL	139,300	139,300	—	The Dump	100.0%
65	North Riverside	IL	216,400	89,800	126,600	Round One Entertainment, Aldi, Blink Fitness, Amita Health	41.5%
66	Orland Park	IL	140,000	—	140,000	n/a	0.0%
67	Springfield	IL	119,500	108,000	11,500	Binny's Beverage Depot, Burlington Stores, Marshalls	90.4%
68	Steger	IL	87,400	—	87,400	n/a	0.0%
69	Elkhart	IN	86,600	86,600	—	n/a	100.0%
70	Ft. Wayne	IN	84,400	33,700	50,700	Five Below, HomeGoods	39.9%
71	Merrillville	IN	170,900	163,000	7,900	At Home, Dollar Tree	95.4%

Property Information

Wholly Owned Properties (cont’d)

June 30, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (3)
72	Hopkinsville	KY	85,100	64,600	20,500	Bargain Hunt, Farmer's Furniture, Harbor Freight	75.9%
73	Paducah	KY	97,300	64,400	32,900	Burlington Stores, Ross Dress for Less	66.2%
74	Lafayette	LA	194,900	—	194,900	n/a	0.0%
75	Braintree	MA	89,800	85,100	4,700	Nordstrom Rack, Ulta Beauty	94.8%
76	Saugus	MA	210,700	—	210,700	APEX Entertainment	0.0%
77	Bowie	MD	123,000	15,000	108,000	BJ's Brewhouse	12.2%
78	Edgewater	MD	117,200	—	117,200	n/a	0.0%
79	Madawaska	ME	49,700	—	49,700	n/a	0.0%
80	Lincoln Park	MI	301,700	3,800	297,900	Bank of America	1.3%
81	Manistee	MI	94,700	—	94,700	n/a	0.0%
82	Roseville	MI	364,600	154,600	210,000	At Home, Hobby Lobby	42.4%
83	Sault Ste. Marie	MI	92,700	—	92,700	n/a	0.0%
84	Ypsilanti	MI	91,700	91,700	—	At Home	100.0%
85	Burnsville	MN	167,300	—	167,300	n/a	0.0%
86	Maplewood	MN	175,000	—	175,000	n/a	0.0%
87	St. Paul	MN	217,900	100	217,800	n/a	0.0%
88	Florissant	MO	119,000	4,300	114,700	n/a	3.6%
89	Springfield	MO	112,900	112,900	—	At Home	100.0%
90	Columbus	MS	166,700	45,400	121,300	Bargain Hunt	27.2%
91	Asheville	NC	110,600	—	110,600	n/a	0.0%
92	Greensboro	NC	178,500	168,200	10,300	Floor & Décor, Gabriel Brothers	94.2%
93	Kearney	NE	64,900	64,900	—	Ross Dress for Less, Five Below, Marshall's	100.0%
94	Manchester	NH	106,600	80,400	26,200	Dick's Sporting Goods, Dave & Buster's	75.4%
95	Nashua	NH	167,100	—	167,100	n/a	0.0%
96	Portsmouth	NH	127,100	—	127,100	n/a	0.0%
97	Salem	NH	251,600	123,800	127,800	Cinemark, Dick's Sporting Goods	49.2%
98	Watchung	NJ	117,100	117,100	—	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD	100.0%
99	Las Vegas	NV	130,300	42,500	87,800	Round One Entertainment	32.6%
100	Reno	NV	162,700	41,300	121,400	Round One Entertainment	25.4%
101	Albany	NY	277,900	84,600	193,300	Whole Foods, REI, Ethan Allen	30.4%
102	Clay	NY	146,500	—	146,500	n/a	0.0%
103	East Northport	NY	179,700	93,300	86,400	24 Hour Fitness, AMC	51.9%
104	Hicksville	NY	284,900	57,900	227,000	Chase Bank, Chipotle	20.3%
105	Olean	NY	120,700	55,400	65,300	Marshall's, Ollie's Bargain Hunt	45.9%
106	Rochester	NY	128,500	—	128,500	n/a	0.0%
107	Sidney	NY	94,400	—	94,400	n/a	0.0%

Property Information

Wholly Owned Properties (cont’d)

June 30, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (3)
108	Victor	NY	138,600	119,600	19,000	Dick's Sporting Goods	86.3%
109	Yorktown Heights	NY	160,000	38,500	121,500	24 Hour Fitness	24.1%
110	Canton	OH	190,600	116,300	74,300	Dick's Sporting Goods, Dave & Busters, Cheddar's	61.0%
111	Dayton	OH	180,200	13,400	166,800	Outback Steakhouse	7.4%
112	Kenton	OH	96,100	—	96,100	n/a	0.0%
113	Mentor	OH	219,100	—	219,100	n/a	0.0%
114	Middleburg Heights	OH	359,000	35,800	323,200	Carvana	10.0%
115	Toledo	OH	218,700	—	218,700	n/a	0.0%
116	Oklahoma City	OK	223,700	50,300	173,400	Vasa Fitness	22.5%
117	Happy Valley	OR	144,300	45,000	99,300	Dick's Sporting Goods	31.2%
118	King of Prussia (2)	PA	210,900	174,500	36,400	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse	82.7%
119	Walnutport	PA	121,200	—	121,200	n/a	0.0%
120	Bayamon	PR	114,600	—	114,600	n/a	0.0%
121	Caguas	PR	138,700	—	138,700	n/a	0.0%
122	Carolina	PR	198,000	—	198,000	n/a	0.0%
123	Mayaguez	PR	118,200	—	118,200	n/a	0.0%
124	Ponce	PR	126,900	—	126,900	n/a	0.0%
125	Warwick	RI	131,500	123,100	8,400	At Home, Hook & Reel, Skechers	93.6%
126	Anderson	SC	117,100	117,100	—	Burlington Stores, Sportsman's Warehouse	100.0%
127	Charleston	SC	106,400	52,900	53,500	Burlington Stores	49.7%
128	Cordova	TN	160,900	—	160,900	n/a	0.0%
129	Memphis	TN	112,700	100,000	12,700	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty	88.7%
130	Austin	TX	52,700	45,000	7,700	AMC	85.4%
131	Dallas	TX	235,000	—	235,000	n/a	0.0%
132	El Paso	TX	114,200	99,100	15,100	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores	86.8%
133	Friendswood	TX	166,000	—	166,000	n/a	0.0%
134	Houston	TX	134,000	134,000	—	At Home	100.0%
135	Houston	TX	201,700	—	201,700	n/a	0.0%
136	Ingram	TX	168,400	—	168,400	n/a	0.0%
137	Irving	TX	92,000	12,500	79,500	Carvana, CareNow, Chick-fil-A	13.6%
138	San Antonio	TX	164,200	121,100	43,100	Tru Fit, Bed Bath & Beyond	73.8%
139	Layton	UT	86,500	66,400	20,100	Vasa Fitness	76.8%
140	Alexandria	VA	262,100	—	262,100	n/a	0.0%
141	Chesapeake	VA	169,700	—	169,700	n/a	0.0%
142	Fairfax	VA	211,000	154,400	56,600	Dave & Busters, Dick's Sporting Goods	73.2%
143	Virginia Beach	VA	166,200	79,300	86,900	DSW, The Fresh Market, Nordstrom Rack, Smokey Bones	47.7%

Property Information

Wholly Owned Properties (cont’d)

June 30, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (3)
144	Warrenton	VA	75,500	62,200	13,300	HomeGoods	82.4%
145	Redmond	WA	230,700	—	230,700	n/a	0.0%
146	Greendale	WI	187,400	133,700	53,700	Dick's Sporting Goods, Round One Entertainment	71.3%
147	Madison	WI	118,400	118,400	—	Dave & Busters, Total Wine & More, Hobby Lobby	100.0%
	Total - Wholly-Owned Properties		22,952,500	6,411,800	16,540,700		27.9%

(1)	Based on signed leases as of June 30, 2021.
(2)	Property is subject to a ground lease.

Disclosures

Non-GAAP Financial Measures

The Company makes reference to NOI, Total NOI, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses.  Other REITs may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other REITs.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Funds from Operations (“FFO”) and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, severance and restructuring costs, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.

Disclosures

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: declines in retail, real estate and general economic conditions; the impact of the COVID-19 pandemic on the business of the Company’s tenants and business, income, cash flow, results of operations, financial condition, liquidity, prospects, ability to service the Company’s debt obligations and ability to pay dividends and other distributions to shareholders, the Company’s historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; the litigation filed against us and other defendants in the Sears Holdings adversarial proceeding pending in bankruptcy court; competition in the real estate and retail industries; risks relating to redevelopment activities; contingencies to the commencement of rent under leases; the terms of the Company’s indebtedness; restrictions with which the Company is required to comply in order to maintain REIT status and other legal requirements to which the Company is subject; failure to achieve expected occupancy and/or rent levels within the projected time frame or at all; the impact of ongoing negative operating cash flow on the Company’s ability to fund operations and ongoing development; the Company’s ability to access or obtain sufficient sources of financing to fund the Company’s liquidity needs; the Company’s relatively limited history as an operating company; and environmental, health, safety and land use laws and regulations.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2020. While the Company believes that its forecasts and assumptions are reasonable, the Company cautions that actual results may differ materially.  The Company intends the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com